UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 30, 2004

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Brannan Street

San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – Financial Information
ITEM 2.06 Material Impairments
SIGNATURES

Item 2.06 Material Impairments

On December 30, 2004, Advent concluded that a non-cash impairment charge of $0.7 million was required to reduce the carrying value of Advent Wealth Services-related intangible assets. The non-cash impairment charge is a result of significant underperformance by Advent Wealth Services relative to historical and projected future operating results which were apparent from our review of the fourth quarter and fiscal 2004 operating results and performance, as well as our decision to re-focus our strategic direction on our well-established core business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham Smith
Graham V. Smith
Executive Vice President,
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: January 6, 2005